UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
August 16, 2010
Date of report (Date of earliest event reported)
Professional Veterinary Products, Ltd.
(Exact Name of Registrant as Specified in Its Charter)
Nebraska
(State or Other Jurisdiction of Incorporation)

000-26326 (Commission File Number)	37-1119387 (IRS Employer Identification No.)

10077 South 134th Street Omaha, NE (Address of Principal Executive Offices)	68138 (Zip Code)
(402) 331-4440
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On August 16, 2010, Professional Veterinary Products, Ltd. issued a press release announcing that it is evaluating all strategic options. The press release is included as Exhibit 99.1 to this Form 8-K.
Item 9.01. Financial Statements and Exhibits.
          (c) Exhibits.
          99.1          Press Release dated August 16, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Professional Veterinary Products, Ltd.
Date: August 16, 2010	By:	/s/ Stephen J. Price
		Name:	Stephen J. Price
		Title:	President and CEO

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated August 16, 2010.